Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
On January 23, 2017, Teekay LNG issued in the Norwegian bond market NOK 300 million (equivalent to approximately $36 million) in new senior unsecured bonds through an add-on to its existing NOK bonds due in October 2021, priced at 103.75% of face value. All principal and interest payments have been economically swapped into U.S. Dollars with a fixed interest rate of 7.69%.

b)
In late October 2016, Teekay Tankers entered into agreements to sell two Suezmax tankers, the Ganges Spirit and the Yamuna Spirit, for an aggregate sales price of $33.8 million. The Ganges Spirit completed its sale in January 2017. The vessel was classified as held for sale on the consolidated balance sheet as at December 31, 2016 and its net book value was written down to its sales price. In February 2017 the sales price of the Yamuna Spirit was reduced to $15.7 million and delivery to its new owner was completed in March 2017.

c)
In January 2017 Teekay Tankers sold approximately 3.8 million shares of its Class A common stock under its COP for net proceeds of $8.6 million, net of issuance costs. In addition, Teekay Tankers issued 2.2 million new shares of its Class A common stock to Teekay in a private placement for gross proceeds of $5.0 million and the price per share was set to equal the weighted average price of Teekay Tankers' Class A common stock for the ten trading days ending on the date of issuance.

d)
On February 28, 2017, Teekay LNG took delivery of its third MEGI LNG carrier newbuilding, the Torben Spirit, which commenced its 10-month plus one-year option charter contract with a major energy company on March 3, 2017. Teekay LNG partially financed this MEGI LNG carrier newbuilding through a sales-leaseback transaction of approximately $125 million.

e)
On December 21, 2016, the RasGas 3 Joint Venture, of which Teekay LNG has a 40% ownership interest, completed its debt refinancing by entering into a $723 million secured term loan facility maturing in 2026 which replaced its outstanding term loan of $610 million. As a result, the RasGas 3 Joint Venture distributed $100 million in February 2017 to its shareholders, of which Teekay LNG's proportionate share was $40 million.

f)
On March 31, 2017, the Teekay LNG-Marubeni Joint Venture completed the refinancing of its existing $396 million debt facility by entering into a new $335 million U.S. Dollar-denominated term loan maturing in September 2019. The term loan is collateralized by first-priority statutory mortgages over the Marib Spirit, Arwa Spirit, Methane Spirit and Magellan Spirit, first priority pledges or charges of all the issued shares of the respective vessel owning subsidiaries, and guaranteed by Teekay LNG and Marubeni Corporation on a several basis. As part of the completed refinancing, Teekay LNG invested $57 million of additional equity, based on its proportionate ownership interest, into the Teekay LNG-Marubeni Joint Venture.